UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2013

Date of reporting period:  February 28, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report|February 28, 2013
Performance Trust Total Return
Bond Fund (Symbol: PTIAX) and
Performance Trust Municipal Bond
Fund (Symbol: PTIMX, PTRMX)
© 2013. Performance Trust Investment Advisors. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Shareholders:

Performance Trust Total Return Bond Fund (PTIAX) Semi-Annual Management
Discussion and Analysis:  9/1/2012 – 2/28/2013

Performance

For the six-month period ended February 28, 2013, the Performance Trust Total Return Bond Fund (“PTIAX” or the “Fund”) posted a cumulative net return of 5.31% to investors.  The Barclays Aggregate Bond Index returned 0.15% over the same period.  The Fund is oriented towards the sectors in the fixed-income markets that we believe offer the best value and potential total return through interest income and capital appreciation.  We continue to believe that the best risk versus reward opportunities lie in non-agency residential mortgage backed securities (RMBS) and municipal bonds.  Performance over the six-month period was primarily driven by PTIAX’s investment in non-agency RMBS, as fundamental drivers such as home prices and employment strengthened.  The municipal bond allocation had a smaller contribution to the Fund’s performance during the period.  Interest rates were range bound for the first three months, and generally rose over the following three months of the period, pressuring municipal bond prices.

Performance Trust Investment Advisors employs Shape Management® as a key component of our investment process.  Shape Management® is a proprietary means of applying total return scenario analysis to both individual bonds and portfolios of bonds.  Through Shape Management®, we attempt to find value in the broader fixed-income markets, as well as within the non-agency RMBS and municipal bond sectors, more specifically.

Market Conditions and Economic Environment

During the previous six months, Treasury rates generally rose, with the ten-year increasing from a yield of 1.55% on August 31st to 1.88% on February 28th.  Despite the sell-off in Treasuries, this remains a challenging time for fixed-income investing.  Yields are still very low, spreads in most sectors of the fixed-income markets have compressed, and investors are looking for creative ways to find meaningful yield.

We have continued to see improvement in the underlying fundamentals of our strategies.  As of January 31, 2013, the S&P/Case-Shiller Home Price Index had a year-over-year growth of 8.08%.  The housing recovery is an important factor in the RMBS strategy.  Higher home prices mean that borrowers have more equity in their homes, which lowers the probability of defaults and losses in the RMBS strategy.  Borrowers are also more likely to pay their principal at par, and are less likely to take large losses upon liquidation.  As the market recognized this growth in the home prices, non-agency RMBS bonds rallied throughout the second-half of 2012 and into January.  This rally was a significant driver of our returns during the previous six months.  Initial jobless claims continued to paint a picture of improvement in U.S. employment.  This has affected both of our strategies, as it means increased revenue for municipalities, and higher probability of borrowers paying their mortgages on time.  In spite of these factors, U.S. growth has been slow.  In response to this, the Federal Reserve has continued to try to stimulate the economy through asset purchases both in Treasury bonds and agency mortgage backed securities (MBS).  This has supported an environment of low yields and has also contributed to the improvements in the housing sector we discussed above.

Portfolio Composition

As of February 28, 2013, 48.13% of PTIAX was invested in mortgage backed securities, 35.43% was invested in municipal bonds, 5.86% was invested in asset backed securities and 10.58% was invested in cash and short-term equivalents.  The Fund held 282 positions, and had a total net asset value of $176.2 million.

With the non-agency RMBS allocation, we continue to focus on good borrowers with strong credit history, as well as securities that we believe are at the top of the capital structure.  On average, our borrowers have over 20% equity in their homes.  The weighted average loan-to-value ratio (loan balance divided by the estimated value of the home) was 78.24% at the end of the period.  Over 90% of our borrowers pay a fixed-rate mortgage, and the average age of a loan in our portfolio was 95 months.  Loan age is an important factor because we believe the best predictor of future borrower behavior is how that borrower has acted in the past.  As a result, we continue to focus on loans that were originated in 2005 and earlier; they comprise over 75% of the RMBS allocation.

With the municipal bond allocation, we look for abnormal structures with strong credit fundamentals that the broader market may be mispricing.  The average maturity and duration* of the municipal bonds in PTIAX were 13.59 years and 8.00 years, respectively.  In spite of the long duration, we believe that many of our municipal bonds are undervalued due to various structural and underlying credit factors that could help them perform well in different interest rate environments.  The average yield on the municipal bond allocation was 3.19%.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

As of February 28, 2013, the NAV of the Fund was $23.08, and the total portfolio duration and yield were 4.85 years and 3.92%, respectively.

*Duration is a measurement of a security’s or a portfolio’s sensitivity to changes in the general level of interest rates.  The higher the number, the more sensitive the security or portfolio is.

Performance Trust Municipal Bond Fund (PTIMX) Semi-Annual Management
Discussion and Analysis:  9/1/2012 – 2/28/2013

What factors affected the U.S. economy and municipal market during the six-month reporting period ended February 28, 2013?

During the six-month period ended February 28, 2013, major factors affecting the U.S. economy and the $3.7 trillion municipal bond market included evidence of further global economic stability and growth, slow growth in the U.S. despite the budgetary drama in Washington that has led to higher federal taxes and the looming consequences of sequestration, and generally higher yields in Treasury bonds.  One area of growth in the U.S. has been annualized real consumption, which increased from 1.6% in the 3rd quarter of 2012 to 2.2% in the 4th quarter.  There has also been some improvement in what have been persistently high U.S. unemployment and underemployment rates, as well as a firming in home prices as demonstrated by year-over-year price appreciation in Case-Shiller Home Price indices.  Despite a continued Euro-zone recession, in which real GDP contracted 0.6% in the 4th quarter of 2012, the economy and underlying cyclical forces have improved in both China and Japan.  GDP growth in China continues to be approximately 8% year-over-year, with export growth still strong.  In Japan, the pace of contraction in the economy has actually slowed as measured by GDP from -1.0% in the 3rd quarter of 2012 to -0.1% for the 4th quarter.

Factors impacting the municipal bond market over the past six months included:  1) weakening demand for municipal bonds in the face of the fiscal cliff at the end of December 2012, which led to the American Taxpayer Relief Act of 2012 (signed into law on January 1, 2013), increasing tax rates for higher wage earners and thus making tax-exempt income even more valuable; 2) the looming impact of the federal sequestration on state and local governments beginning in March 2013; and 3) a municipal new issue calendar that has been manageable.  Even though municipal bond mutual fund inflows had been strong throughout most of 2012 (i.e., inflows for 2012 totaled $50.7 billion), the end of December saw significant outflows.  Municipal bond funds saw their largest outflows in two years (since January 2011) over the last two weeks of December.  Outflows totaled $2.7 billion, likely reflecting investor uncertainty over the fiscal cliff, potential changes to 2013 tax rates, and the future effective value of municipal tax exemption.  Year-to-date through February 28, 2013, inflows have continued into municipal bond funds, but the pace has slowed versus 2012.  Municipal bond funds have had $6.6 billion of inflows year-to-date, compared to $11.9 billion over the same period in 2012.  As we move into the second quarter of 2013, there has been historically downward pressure put on municipal bond prices with an increase in primary issuance, along with the distraction of corporate and personal income tax filing leading to either flat to negative flows into municipal bond mutual funds.

Finally, the municipal bond market continued to see defaults decrease in 2012.  Total defaults dropped from 129 with total par value of $6.5 billion in 2011 to 95 with total par value of $1.7 billion in 2012.  In general, rather than defaulting on principal and interest payments, municipal units of government have chosen different paths including increasing taxes or user fees, electing to cut services, or some combination of both.  What we will continue to see is attention given to major issues regarding public pensions, other post-employment benefits, and bondholder safety as municipal issuers such as the State of Illinois, Detroit, Michigan, and the Commonwealth of Puerto Rico work through their problems.  The Commonwealth of Puerto Rico, in particular, has the potential to increase investor credit concerns and municipal market volatility due to its recent credit rating downgrades and continued negative credit outlook, its large amount of total debt outstanding, and the Commonwealth’s and related borrowers’ prevalence in mutual fund and retail oriented portfolios.

How did the Fund perform during the reporting period?

Performance Trust Municipal Bond Fund’s Institutional Class shares (“PTIMX” or the “Fund”) experienced strong relative performance for the six months ended February 28, 2013.  During the period, the Fund generated a total return of 4.34% versus the Barclays Municipal Aggregate Bond Index at 2.01%.  The Fund’s returns assume the reinvestment of all distributions.

At the end of the Fund’s semi-annual reporting period on February 28, 2013, we were essentially fully invested.  With our credit quality profile, we believe PTIMX is well diversified across sectors, issuers, and states.  There are a total of 144 positions, with the largest single exposure representing 3.2% of the Fund’s capital.  PTIMX currently has 46.6% of its assets invested in Baa/BBB quality bonds.  Additionally, the Fund has 12.2% of capital invested in below investment grade and non-rated bonds, substantially less than its allowable 20% allocation in the below investment grade basket.  Our expectation is to increase this percentage as future opportunities present themselves.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER (PTIMX)

Credit Quality breakdown:
Percentage
Credit Quality*	of Portfolio
Aaa/AAA	0.50%
Aa/AA	11.42%
A/A	22.88%
Baa/BBB	46.60%
Ba/BB	3.93%
B/B	0.30%
Other	0.00%
Non rated	7.97%
Net cash & equiv.	6.40%

*Credit distribution, shown herein in decreasing order of credit quality, is provided by Moody’s and Standard & Poor’s as of February 28, 2013.  The Fund uses the higher of the two ratings.  Investment Grade refers to a bond considered investment grade if its credit rating is BBB or higher by Standard & Poor’s or Baa or higher by Moody’s.  Below Investment Grade refers to a bond rated below investment grade if its credit rating is below BBB by Standard & Poor’s or below Baa by Moody’s.

Sector concentration:
Percentage
Sector	of Portfolio
Hospital	18.30%
CCRC	12.62%
Education	12.41%
Transportation	8.13%
Housing	6.92%
Higher Education	5.96%
Utility	5.72%
Other Revenue	5.32%
Water & Sewer	4.28%
Insured	3.07%
Go-Unltd	2.07%
Student Loan	1.88%
IDB	1.70%
Dedicated Tax	1.50%
Other	1.20%
Tobacco	1.13%
COP	0.77%
Tax OB–Ltd	0.32%
Multifamily Hsg	0.30%
Net Cash & Equiv.	6.40%

State allocations:
Percentage
States	of Net Assets
AZ	2.74%
CA	12.94%
CO	3.55%
CT	0.44%
DC	1.25%
FL	14.38%
GA	0.38%
GU	1.68%
HI	1.52%
IA	0.79%
IL	3.61%
IN	2.09%
KY	0.91%
LA	1.51%
ME	1.66%
MI	4.28%
MN	0.43%
MO	0.82%
NC	0.47%
NH	1.25%
NJ	4.72%
NY	2.33%
OH	1.48%
OK	0.65%
OR	1.66%
PA	5.53%
PR	0.70%
TN	2.86%
TX	4.83%
UT	0.95%
VA	3.26%
VT	0.28%
WA	0.71%
WI	4.01%
WY	1.19%

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER (PTIMX)

Coupon distribution:
Percentage
Coupon	of Portfolio
0–4.99	13.45%
5–5.99	64.75%
6–6.99	13.06%
7–7.99	1.89%
8–8.99	0.45%
9–9.99	0.00%
10 & over	0.00%
Net cash & equiv.	6.40%

Maturity breakdown:
Percentage
Maturity	of Portfolio
Net cash & equiv.	6.40%
0–4.99 years	1.27%
5–5.99 years	1.52%
6–6.99 years	0.52%
7–7.99 years	2.80%
8–8.99 years	5.81%
9–9.99 years	14.81%
10–14.99 years	29.93%
15–19.99 years	21.67%
20–24.99 years	8.27%
25–29.99 years	5.52%
30 years & over	1.47%
Average	13.91yrs

The Fund’s Institutional Class shares NAV for the period ended February 28, 2013 was $23.22.  The average maturity of the bonds was 13.91 years, with an average duration of 6.45 years.

What strategies did you use to manage the Fund? How did these strategies influence performance?

PTIMX is managed with a fundamental, bottom up, individual bond-by-bond focus.  We employ a value-oriented approach when analyzing municipal bonds, looking for bonds that we believe can provide attractive income and after tax total return potential.  Our goal is to purchase municipal bonds at a yield differential, or spread, to “AAA” rated bonds that compensate shareholders for credit and liquidity risk embedded in the bond today, and that possess credit fundamentals demonstrating a likelihood of improving in credit quality over time.  We believe this bottom up approach to credit analysis on individual municipal bonds provides an opportunity for spread compression (i.e., have a lower spread relative to “AAA” rated municipal bonds) and therefore potential price appreciation.

As part of this individual security analysis, we employ Shape Management® as a key component of our investment process.  Shape Management® is a proprietary means of applying total return scenario analysis to both individual bonds and portfolios of bonds.  Total return scenario analysis applies various interest rate shifts, yield curve slope analysis, reinvestment rate assumptions and probability analysis to determine a municipal bond’s “shape”, or how we believe that bond will perform in various interest rate environments.

During the six-month period ended February 28, 2013, we focused on bond purchases in the “A” and “BBB” credit rating categories, representing respectively 22.9% and 46.6% of the Fund’s assets.  We believe these two rating categories have absolute yields and credit profiles that are attractive relative to “AAA” and “AA” rated general obligation bonds.  We have focused on purchasing revenue bonds of what we deem are essential service providers.  These bonds typically have a dedicated revenue stream associated with a defined service, such as hospitals, charter schools, higher education (e.g., colleges), and senior living facilities.  Our largest sector exposures included hospitals (18.3%), senior living facilities (12.6%), and education (12.4%).

As we continued to invest the Fund’s assets, we focused on the nine- to twenty-year portion of the municipal yield curve (i.e., bonds with nine to twenty years to maturity), as we sought to take advantage of the steepness of the slope in this portion of the municipal yield curve.  Oftentimes, bonds with approximately 20 years to maturity are priced by a shorter call date of 6 to 10 years.  The Fund’s average duration decreased slightly during the six-month period from 6.54 years on 9/1/2012 to 6.45 years on 2/28/2013.

Over the past six months ended February 28, 2013, higher-rated municipal bonds have been flat to slightly down, with lower investment-grade bonds somewhat improving.  The 30-year AAA Municipal Market Data (MMD) yield was 2.89% on 9/1/2012 and ended 2/28/2013 at 2.91%, a 2 basis point increase in yield.  The ten-year spot on the MMD AAA curve saw yields increased 7 basis points, from 1.74% on 9/1/2012 to 1.81% on 2/28/2013.  Finally, the 15-year part of the MMD curve saw yields increased 10 basis points as the representative AAA yield was 2.17% on 9/1/2012 and ended 2/28/2013 at 2.27%.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER (PTIMX)

Over the same timeframe, the 30-year BBB MMD yield went from 4.35% to 4.18%, a 17 basis point decrease; the 15-year spot on the curve went from 3.74% to 3.65%, a decline of 9 basis points; and, the 10-year spot went from 3.35% to 3.21%, a 14 basis point decrease in yield.  PTIMX’s NAV went from $22.82 on 9/1/2012 to $23.22 on 2/28/2013, and its latest monthly distribution was $.0594, paid on 2/27/2013.

Past performance is not indicative of future returns.  The views in this report were those of the Funds’ Managers as of February 28, 2013 and may not reflect the views of the Funds’ Managers on the date this Report is first published or anytime thereafter.  These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTIAX)

Performance Trust Total Return Bond Fund (Unaudited)
Total Return vs. Barclays Capital U.S. Aggregate Bond Index

Total Returns—For the Six Months Ended February 28, 2013 (Unaudited)

			ANNUALIZED
			SINCE INCEPTION
	SIX MONTHS	ONE YEAR	(AUGUST 31, 2010)(1)
Performance Trust Total Return Bond Fund	5.31%	12.15%	10.98%
Barclays Capital U.S. Aggregate Bond Index	0.15%	3.12%	4.20%

(1)	Fund commenced investment operations on September 1, 2010.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Barclays Capital U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2010, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTIAfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTIAX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of February 28, 2013

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Total Returns—For the Six Months Ended February 28, 2013 (Unaudited)

			ANNUALIZED
			SINCE INCEPTION
	SIX MONTHS	ONE YEAR	(JUNE 30, 2011)
Performance Trust Municipal Bond Fund – Institutional Class	4.34%	11.68%	13.66%
Barclays Capital U.S. Municipal Bond Index	2.01%	5.01%	8.19%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on June 30, 2011, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTIAfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Retail Class (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Total Returns—For the Period Ended February 28, 2013 (Unaudited)

SINCE INCEPTION
(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Retail Class	3.35%
Barclays Capital U.S. Municipal Bond Index	1.40%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTIAfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of February 28, 2013

* For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2013 (Unaudited)

	Performance Trust	Performance Trust
	Total Return	Municipal
	Bond Fund	Bond Fund
Assets
Investments, at value (cost $172,810,744 and $36,675,125, respectively)	$177,351,286	$38,146,474
Cash	31,382	—
Interest receivable	771,242	364,009
Receivable for investments sold	756,420	508,090
Receivable from Adviser	—	4,920
Receivable for Fund shares sold	454,764	322,565
Other assets	28,805	18,697
Total Assets	179,393,899	39,364,755

Liabilities
Payable for investments purchased	2,842,222	1,390,647
Payable for Fund shares redeemed	223,561	—
Payable to affiliates	26,261	17,331
Payable to Adviser	95,393	—
Payable for distribution fees	—	106
Accrued expenses and other liabilities	7,656	6,563
Total Liabilities	3,195,093	1,414,647

Net Assets	$176,198,806	$37,950,108
Net Assets Consist Of:
Paid-in capital	$171,492,146	$36,313,784
Accumulated undistributed net investment income (loss)	(241,374)	15,504
Accumulated undistributed net realized gain on investments	407,492	149,471
Net unrealized appreciation on investments	4,540,542	1,471,349
Net Assets	$176,198,806	$37,950,108

Total Return Bond Fund Shares
Net assets	$176,198,806
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	7,633,912
Net asset value, redemption and offering price per share	$23.08

Municipal Bond Fund Shares – Institutional Class
Net assets		$37,846,741
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		1,629,956
Net asset value, redemption and offering price per share		$23.22

Municipal Bond Fund Shares – Retail Class
Net assets		$103,367
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		4,451
Net asset value, redemption and offering price per share		$23.22

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS
February 28, 2013 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES–5.89%

AmeriCredit Automobile
Receivables Trust
2009-1,B, 9.790%, 04/15/2014	$53,230	$53,864
2009-1,C, 14.550%, 01/15/2016	3,580,000	3,803,290
2010-A, 3.510%, 07/06/2017	879,170	901,402

Bank of America Auto Trust
2010-2, 1.940%, 06/15/2017	838,770	845,532

Ford Credit Auto Owner Trust
2012-A, 0.620%, 09/15/2014	195,926	196,039

HSI Asset Securitization Trust
2007-HE1, 0.302%, 01/25/2037 (a)	2,194,626	2,158,552

Nissan Auto Receivables
Owner Trust
2011-B, 0.740%, 09/15/2014	864,891	866,036

Quest Trust
2006-X2, 0.321%, 08/25/2036 (a)	233,170	223,318

RAMP Trust
2005-SL1, 8.000%, 05/25/2032	1,110,143	1,113,982
2003-RS4, 4.018%, 03/25/2033	160,519	155,619
2004-RS8, 4.980%, 08/25/2034	68,146	69,279

TOTAL ASSET BACKED SECURITIES
(COST $10,369,413)		10,386,913

MORTGAGE BACKED SECURITIES–48.45%

Banc of America Alternative
Loan Trust
2007-1, 5.921%, 04/25/2022 (a)	137,183	140,820
2003-9, 5.500%, 11/25/2033	190,000	190,821
2005-5, 5.500%, 06/25/2035	793,635	791,883
2005-5, 6.000%, 06/25/2035	458,517	394,482
2005-11, 5.750%, 12/25/2035	437,027	383,342
2006-3, 6.000%, 04/25/2036	336,097	303,884

Banc of America Funding Corp.
2005-6, 5.500%, 10/25/2035	308,748	312,575
2005-6, 5.750%, 10/25/2035	198,282	199,492
2007-4, 5.500%, 06/25/2037	242,542	247,573
2007-5, 5.500%, 07/25/2037	744,236	619,882
2007-5, 6.500%, 07/25/2037	559,599	574,768

Banc of America Mortgage Trust
2004-10, 5.000%, 12/25/2019	528,862	544,040
2005-F, 3.089%, 07/25/2035 (a)	154,978	153,039
2005-10, 5.500%, 11/25/2035	283,140	283,955

Bear Stearns Asset Backed
Securities Trust
2004-AC5, 5.250%, 10/25/2034	294,218	307,650
2005-AC8, 5.500%, 11/25/2035	219,549	201,212

Charlie Mac Trust
2004-2, 6.000%, 10/25/2034	1,685,512	1,780,270

Chaseflex Trust
2005-2-5A5, 5.500%, 06/25/2035	526,000	479,858
2005-2-5A7, 5.500%, 06/25/2035	39,000	33,233
2006-2, 5.891%, 09/25/2036 (a)	250,000	224,567
2006-2, 5.891%, 09/25/2036 (a)	500,000	460,291

CHL Mortgage Pass-Through Trust
2006-20, 5.750%, 02/25/2037	113,906	107,037

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021	420,769	434,024
2006-3, 5.750%, 08/25/2023	1,725,414	1,735,554
2006-1, 5.500%, 02/25/2026	105,051	107,748
2006-3, 5.750%, 06/25/2036	119,012	121,216
2006-3, 5.750%, 06/25/2036	593,607	606,692

Citicorp Mortgage Securities, Inc.
2004-5, 5.500%, 08/25/2034	165,837	172,856

Citigroup Mortgage Loan Trust, Inc.
2004-2, 9.250%, 09/25/2033	533,621	568,013
2005-5, 5.000%, 08/25/2035	555,717	568,836

CitiMortgage Alternative Loan Trust
2006-A1, 5.250%, 03/25/2021	193,469	198,141
2007-A4, 5.500%, 04/25/2022	155,620	159,879
2006-A7, 6.000%, 12/25/2036	204,714	178,708

Countrywide Alternative Loan Trust
2004-J3, 4.750%, 04/25/2019	231,919	237,629
2004-30CB, 5.500%, 03/25/2020	306,000	294,886
2006-J5, 5.215%, 07/25/2021 (a)	290,167	274,338
2004-20T1, 6.000%, 09/25/2034	92,599	98,895
2004-22CB, 6.000%, 10/25/2034	3,809,788	3,972,461
2004-29CB, 5.375%, 01/25/2035	1,610,933	1,639,674
2005-J1, 5.500%, 02/25/2035	726,949	715,107
2005-7CB, 0.602%, 04/25/2035 (a)	377,535	314,509
2005-6CB, 7.500%, 04/25/2035	159,509	170,490
2005-21CB, 5.250%, 06/25/2035	517,000	495,924
2005-11CB, 5.500%, 06/25/2035	1,294,573	1,311,874
2005-26CB, 5.500%, 07/25/2035	121,000	108,230
2005-40CB, 5.500%, 10/25/2035	149,312	128,566
2005-46CB-A7, 5.500%, 10/25/2035	837,391	784,534
2005-46CB-A8, 5.500%, 10/25/2035	1,128,942	1,058,014
2005-46CB-A14, 5.500%, 10/25/2035	529,757	496,318
2005-46CB, 5.500%, 10/25/2035	68,177	63,874
2005-49CB, 5.500%, 11/25/2035	807,503	688,593
2005-52CB-1A7, 5.500%, 11/25/2035	263,927	238,125
2005-52CB-1A6, 5.500%, 11/25/2035	88,256	79,628
2005-J13, 5.500%, 11/25/2035	437,809	411,577
2005-65CB, 5.500%, 12/25/2035	496,981	481,780
2005-J14, 5.500%, 12/25/2035	112,769	97,593
2005-65CB, 0.952%, 01/25/2036 (a)	215,244	153,571
2005-65CB, 5.500%, 01/25/2036	548,700	481,771
2005-73CB, 5.750%, 01/25/2036	813,779	642,007
2005-73CB, 6.250%, 01/25/2036	360,003	321,934
2005-85CB, 5.500%, 02/25/2036	602,278	523,409

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 28, 2013 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

Countrywide Alternative
Loan Trust (Cont.)
2005-86CB, 5.500%, 02/25/2036	$414,232	$334,875
2006-8T1, 5.500%, 04/25/2036	63,269	47,316
2006-4CB-1A5, 6.000%, 04/25/2036	1,001,493	790,662
2006-4CB-1A6, 6.000%, 04/25/2036	842,105	667,964
2006-J4, 6.000%, 07/25/2036	747,619	604,320
2006-19CB-A15, 6.000%, 08/25/2036	475,469	396,304
2006-19CB-A7, 6.000%, 08/25/2036	353,262	296,362
2006-32CB, 5.500%, 11/25/2036	600,943	476,587

Countrywide Home Loan Mortgage
Pass-Through Trust
2005-20, 5.250%, 12/25/2027	181,433	172,320
2002-J4, 5.500%, 10/25/2032	227,537	235,979
2003-7, 4.500%, 05/25/2033	188,679	195,241
2003-HYB3, 2.959%, 11/19/2033 (a)	663,475	653,524
2005-5, 5.500%, 03/25/2035	1,257,526	1,274,730
2004-HYB5, 3.035%, 04/20/2035 (a)	589,112	555,183
2005-15, 5.500%, 08/25/2035	167,857	166,355
2005-16, 5.000%, 09/25/2035	48,777	48,733
2005-J3, 5.500%, 09/25/2035	394,611	357,704
2005-27, 5.500%, 12/25/2035	122,345	113,998
2005-30-A8, 5.500%, 01/25/2036	248,942	249,527
2005-30-A5, 5.500%, 01/25/2036	2,431,181	2,436,900
2006-J1, 6.000%, 02/25/2036	109,991	95,046

Credit Suisse First Boston
Mortgage Securities Corp.
2004-7, 5.250%, 10/25/2019	74,302	75,550
2005-10, 5.000%, 11/25/2020	865,432	889,128
2004-8, 5.500%, 12/25/2034	1,362,470	1,397,757
2005-4-3A22, 5.500%, 06/25/2035	199,804	203,736
2005-4-3A18, 5.500%, 06/25/2035	201,341	204,411
2005-3, 5.500%, 07/25/2035	656,213	670,761
2005-10, 5.500%, 11/25/2035	940,048	825,212
2005-10, 5.750%, 11/25/2035	170,000	162,026

CSMC Mortgage-Backed Trust
2006-8, 5.500%, 10/25/2021	230,761	222,138
2006-1, 5.500%, 02/25/2036	907,127	825,839
2006-1, 5.500%, 02/25/2036	364,000	343,186
2006-3, 5.750%, 04/25/2036	204,426	180,386
2006-3-5A1, 6.000%, 04/25/2036	132,391	111,609
2006-3-5A2, 6.000%, 04/25/2036	322,703	272,047
2006-4, 7.000%, 05/25/2036	385,606	225,492
2007-2, 5.750%, 03/25/2037	217,108	213,210
2007-3, 5.500%, 04/25/2037	267,420	259,755
2007-5, 5.000%, 08/25/2037	342,667	310,599

Deutsche ALT-A Securities, Inc.
Alternative Loan Trust
2005-2, 0.602%, 04/25/2035 (a)	220,590	185,852
2005-3, 5.250%, 06/25/2035	385,732	390,595
2005-AR2, 3.232%, 10/25/2035 (a)	159,637	158,375

Deutsche Mortgage Securities, Inc.
2004-4, 2.742%, 06/25/2034 (a)	307,523	292,196

First Horizon Alternative
Mortgage Securities
2005-FA10, 5.250%, 12/25/2020	466,409	477,078
2006-FA6, 5.750%, 11/25/2021	99,053	100,587
2004-FA1, 6.250%, 10/25/2034	658,398	670,145
2005-FA2, 0.702%, 04/25/2035 (a)	1,000,977	805,105
2005-FA2, 0.802%, 04/25/2035 (a)	130,360	105,500
2005-FA4, 5.500%, 06/25/2035	198,454	189,931

GMACM Mortgage Corp. Loan Trust
2003-J7, 5.500%, 11/25/2033	1,284,523	1,328,050
2004-J2, 5.500%, 06/25/2034	278,634	279,346
2004-J3, 5.250%, 07/25/2034	242,000	244,440
2005-AR3, 3.559%, 06/19/2035 (a)	553,725	542,776

GSAA Trust
2006-6, 5.203%, 03/25/2036 (a)	127,089	79,890

GSR Mortgage Loan Trust
2005-AR2, 2.817%, 05/25/2034 (a)	551,641	525,032
2005-1F, 6.000%, 01/25/2035	97,264	97,530
2005-3F, 6.000%, 03/25/2035	138,161	139,783
2005-AR2, 5.199%, 04/25/2035 (a)	285,711	287,597
2005-6F, 5.500%, 07/25/2035	533,061	511,604
2005-7F, 5.000%, 09/25/2035	220,000	209,095
2005-7F, 6.000%, 09/25/2035	115,165	117,536
2005-9F, 5.500%, 12/25/2035	231,324	228,906
2006-5F, 6.000%, 06/25/2036	1,413,347	1,324,590
2006-7F, 6.250%, 08/25/2036	1,021,264	895,681

Harborview Mortgage Loan Trust
2005-4, 3.021%, 07/19/2035 (a)	279,082	265,690

IndyMac Index Mortgage Loan Trust
2005-AR1, 2.670%, 03/25/2035 (a)	349,478	330,192

JP Morgan Alternative Loan Trust
2005-S1-2A2, 5.500%, 12/25/2035	394,975	357,041
2005-S1-1A2, 5.500%, 12/25/2035	581,947	491,759
2006-S2, 6.050%, 05/25/2036 (a)	148,006	131,089

JP Morgan Mortgage Trust
2005-S3, 5.750%, 01/25/2036	283,093	268,381

Lehman Mortgage Trust
2006-2, 6.359%, 04/25/2036 (a)	168,177	160,860

MASTR Adjustable Rate
Mortgages Trust
2004-4, 2.125%, 05/25/2034 (a)	302,241	258,570
2004-15, 3.428%, 12/25/2034 (a)	423,952	406,267

MASTR Alternative Loans Trust
2007-1, 0.802%, 10/25/2036 (a)	499,400	442,074

MASTR Asset Securitization Trust
2005-2, 5.250%, 11/25/2035	298,368	303,428

MASTR Seasoned Securities Trust
2005-2, 3.658%, 10/25/2032 (a)	205,303	204,948

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 28, 2013 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

Morgan Stanley Mortgage Loan Trust
2006-7, 5.000%, 06/25/2021	$208,408	$200,008
2004-11AR, 3.047%, 01/25/2035 (a)	103,137	87,623
2005-7, 5.500%, 11/25/2035	442,733	454,103
2006-2, 6.500%, 02/25/2036	364,879	297,168
2006-11, 6.000%, 08/25/2036	985,771	798,376

Nomura Asset Acceptance Corp.
Alternative Loan Trust
2005-WF1, 5.159%, 03/25/2035	1,634,137	1,676,385
2005-AP2, 4.976%, 05/25/2035 (a)	461,617	435,455

PHHMC Mortgage
Pass-Through Certificates
2005-3, 5.318%, 06/18/2035 (a)	580,390	564,855

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	460,928	466,859

RALI Trust
2003-QS18, 5.000%, 09/25/2018	225,883	233,282
2004-QS6, 5.000%, 05/25/2019	162,393	164,937
2005-QS3, 5.000%, 03/25/2020	2,675,732	2,735,291
2007-QS4, 5.500%, 04/25/2022	105,295	106,314
2003-QS17, 5.500%, 09/25/2033	810,608	825,891
2004-QS7, 5.500%, 05/25/2034	307,092	286,886
2005-QS14, 6.000%, 09/25/2035	43,125	33,206
2005-QS16, 5.500%, 11/25/2035	355,177	303,852

Residential Asset Securitization Trust
2004-R2, 5.500%, 08/25/2034	1,833,154	1,843,571
2005-A5, 5.500%, 05/25/2035	438,052	389,105
2005-A11CB, 5.500%, 10/25/2035	543,091	456,264
2005-A11CB, 6.000%, 10/25/2035	442,346	317,380
2006-A14CB, 6.250%, 12/25/2036	248,988	195,726

RFMSI Trust
2006-S10, 5.500%, 10/25/2021	360,734	369,449
2005-SA1, 2.892%, 03/25/2035 (a)	205,202	198,440

Structured Asset Securities Corp.
Pass-Through Certificates
2004-9XS, 5.560%, 05/25/2034 (a)	416,747	438,538

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036	924,075	906,217

WaMu Mortgage Pass-Through
Certificates
2004-S2, 6.000%, 06/25/2034	148,835	155,094
2005-AR16, 2.489%, 12/25/2035 (a)	210,000	197,153
2005-AR18, 2.482%, 01/25/2036 (a)	754,336	744,056
2006-AR2, 2.478%, 03/25/2036 (a)	321,151	291,078

Washington Mutual Alternative
Mortgage Pass-Through Certificates
2005-1, 5.500%, 03/25/2035	750,000	718,879
2005-4, 5.500%, 06/25/2035	422,327	411,795
2005-5, 5.500%, 07/25/2035	742,111	736,119
2005-9, 5.500%, 11/25/2035	93,867	82,153

Wells Fargo Mortgage Backed
Securities Trust
2004-7, 5.000%, 07/25/2019	153,247	158,518
2005-7, 5.250%, 09/25/2035	543,000	547,648
2005-9, 5.500%, 10/25/2035	605,000	631,172
2005-14, 5.500%, 12/25/2035	771,834	776,943
2006-4, 0.902%, 04/25/2036 (a)	664,644	605,208
2007-4, 6.000%, 04/25/2037	124,757	120,672
2007-12, 5.500%, 09/25/2037	2,363,350	2,409,930
2007-12, 5.500%, 09/25/2037	726,998	747,266

TOTAL MORTGAGE BACKED
SECURITIES (COST $81,320,479)		85,360,508

MUNICIPAL BONDS–35.66%

Alaska–0.26%

Alaska Municipal Bond
Bank Authority
4.000%, 02/01/2023	400,000	463,764

California–2.30%

Alvord Unified School District
0.000%, 08/01/2022	360,000	249,419

Centinela Valley Union
High School District
0.000%, 08/01/2021	750,000	557,040

County of Riverside CA
0.000%, 11/01/2020	145,000	119,252

Hueneme Elementary School District
0.000%, 06/01/2023	190,000	126,660

Lemon Grove Elementary
School District
0.000%, 11/01/2020	375,000	283,016

Palmdale Elementary School District
0.000%, 08/01/2029	540,000	241,720

Port of Oakland
5.000%, 05/01/2033	300,000	331,266

San Jose Evergreen Community
College District
0.000%, 09/01/2028	200,000	91,640

Santa Ana Unified School District
0.000%, 08/01/2020	1,470,000	1,168,812

West Contra Costa California
Unified School District
0.000%, 08/01/2022	180,000	123,791

Yosemite Community
College District
0.000%, 08/01/2023	1,050,000	753,071
		4,045,687

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 28, 2013 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

Colorado–1.00%

City & County of Denver, CO
Airport System Revenue
5.000%, 11/15/2028	$100,000	$114,448
5.000%, 11/15/2021	100,000	119,165
5.750%, 11/15/2020	310,000	384,521

Dawson Ridge Metropolitan
District No. 1
0.000%, 10/01/2022	645,000	520,160
0.000%, 10/01/2022	770,000	620,967
		1,759,261
Florida–0.50%

City of St. Augustine, FL
5.000%, 10/01/2034	500,000	575,815

County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2022	165,000	200,391
5.125%, 10/01/2039	100,000	111,640
		887,846
Georgia–0.97%

City of Atlanta, GA Department
of Aviation
5.000%, 01/01/2021	150,000	175,791

Walton County School District
5.000%, 08/01/2022	1,210,000	1,530,468
		1,706,259
Guam–0.33%

Guam Power Authority
5.000%, 10/01/2021	490,000	574,084

Illinois–3.83%

Boone Mchenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2022	200,000	144,300
0.000%, 12/01/2023	760,000	524,696

Chicago Board of Education
0.000%, 12/01/2020	425,000	333,438
0.000%, 12/01/2022	225,000	160,945

Cook County Township High School
District No. 225 Northfield
0.000%, 12/01/2020	355,000	291,565

Dekalb Kane & LaSalle Counties Etc
Community College District No 523
0.000%, 02/01/2025	275,000	166,556
0.000%, 02/01/2021	200,000	158,420

Illinois Finance Authority
0.000%, 07/15/2023	2,005,000	1,551,529
0.000%, 01/01/2020	825,000	699,666

Lake County Community
Consolidated School District
No. 50 Woodland
5.625%, 01/01/2026	335,000	402,881
5.750%, 01/01/2030	480,000	567,365

Lake County Community Unit
School District No. 95 Lake Zurich
0.000%, 12/01/2020	1,000,000	803,320

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2021	305,000	260,165

Will County Community Unit
School District No. 201
0.000%, 11/01/2020	220,000	179,707

Will County Elementary
School District No. 122
5.250%, 10/01/2023	460,000	503,452
		6,748,005
Indiana–2.68%

City of Carmel, IN
Waterworks Revenue
5.000%, 05/01/2036	1,000,000	1,113,280

Clark-Pleasant School
Building Corp.
4.000%, 07/15/2023	300,000	335,766

Franklin Community Multi-School
Building Corp.
5.000%, 01/10/2023	400,000	464,784

Greater Clark County School Corp.
5.000%, 01/05/2023	580,000	690,647

Indiana Finance Authority
5.000%, 03/01/2022	775,000	889,747

Indianapolis Local Public
Improvement Bond Bank
0.000%, 02/01/2021	530,000	437,875
4.750%, 01/01/2031	155,000	159,269

Zionsville Community Schools
Building Corp.
0.000%, 01/15/2029	100,000	56,607

Zionsville Middle School
Building Corp.
0.000%, 07/15/2022	750,000	578,122
		4,726,097
Kentucky–0.57%

Kentucky Asset Liability
Commission
2.998%, 04/01/2023	1,000,000	1,003,280

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 28, 2013 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

Michigan–2.54%

Birmingham City School District
5.000%, 05/01/2023	$675,000	$846,153

Caledonia Community Schools
5.000%, 05/01/2022	400,000	492,032

City of Detroit, MI Water Supply
System Revenue
5.750%, 07/01/2026	1,045,000	1,201,416

Detroit City School District
5.250%, 05/01/2026	450,000	545,697

Harper Woods School District
5.000%, 05/01/2022	500,000	597,195

Hudsonville Public Schools
5.000%, 05/01/2023	250,000	308,012
5.000%, 05/01/2022	300,000	369,024

Huron Valley School District
5.000%, 05/01/2024	100,000	116,176
		4,475,705
Nevada–0.17%

County of Clark, NV Airport
System Revenue
5.000%, 07/01/2024	275,000	302,280

New Jersey–3.27%

New Jersey Economic
Development Authority
0.000%, 02/15/2020	642,000	507,642

New Jersey Higher Education
Student Assistance Authority
5.500%, 12/01/2021	1,000,000	1,167,440

New Jersey Transportation Trust
Fund Authority
5.500%, 12/15/2022	3,220,000	4,085,214
		5,760,296
New York–0.58%

New York Water & Sewer System
5.000%, 06/15/2040	100,000	112,765

Port Authority of New York &
New Jersey
5.000%, 09/15/2022	200,000	238,246

Village of Harrison, NY
4.000%, 12/15/2022	310,000	358,252
5.000%, 12/15/2023	250,000	309,787
		1,019,050
Oregon–0.16%

Klamath Falls Intercommunity
Hospital Authority
5.000%, 09/01/2021	250,000	288,035

Pennsylvania–7.29%

Brownsville Area School District
4.450%, 11/15/2033	500,000	500,020

Canon Mcmillan School District
0.000%, 12/01/2020	750,000	620,235

City of Harrisburg, PA
0.000%, 04/01/2019	180,000	155,351

Mckeesport Area School District
0.000%, 10/01/2023	150,000	99,197

Pennsylvania Turnpike Commission
0.000%, 12/01/2034 (a)	1,850,000	1,831,500
0.000%, 06/01/2033	2,055,000	2,196,569
0.000%, 12/01/2030	165,000	164,764
0.000%, 12/01/2035	440,000	426,958

Philadelphia Authority for
Industrial Development
0.000%, 04/15/2022	10,000,000	6,847,500
		12,842,094
Puerto Rico–1.56%

Puerto Rico Sales Tax
Financing Corp.
0.000%, 08/01/2032	3,850,000	1,296,025
0.000%, 08/01/2032	375,000	397,440
5.375%, 08/01/2036	1,000,000	1,064,260
		2,757,725
Rhode Island–0.36%

Rhode Island Clean Water
Finance Agency
5.000%, 10/01/2022	500,000	633,565

Texas–6.46%

Austin Community College District
0.000%, 02/01/2021	150,000	124,607

City of Houston, TX Airport
System Revenue
5.000%, 07/01/2028	450,000	510,552

Fort Worth International Airport
5.000%, 11/01/2035	3,925,000	4,314,439
5.000%, 11/01/2032	2,845,000	2,903,066
5.000%, 11/01/2037	970,000	1,066,389
5.500%, 11/01/2033	240,000	245,611

Leander Independent School District
0.000%, 08/15/2031	500,000	191,660

Montgomery County Health
Facilities Development Corp.
0.000%, 07/15/2023	325,000	254,085

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 28, 2013 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

North Texas Tollway Authority
0.000%, 01/01/2042	$840,000	$923,824
5.000%, 09/01/2029	720,000	845,474
		11,379,707
Utah–0.12%

Utah Transit Authority
0.000%, 06/15/2029	450,000	217,935

Washington–0.41%

Chelan County Public Utility No. 1
0.000%, 06/01/2023	655,000	476,100
0.000%, 06/01/2021	300,000	238,383
		714,483
West Virginia–0.30%

West Virginia University
0.000%, 04/01/2020	630,000	530,334

TOTAL MUNICIPAL BONDS
(COST $62,352,479)		62,835,492

	SHARES

SHORT-TERM INVESTMENTS–10.65%
First American Treasury
Obligations Fund, 0.000% (a)	18,768,373	18,768,373

TOTAL SHORT-TERM INVESTMENTS
(COST $18,768,373)		18,768,373

TOTAL INVESTMENTS
(Cost $172,810,744)–100.65%		177,351,286

LIABILITIES IN EXCESS OF
OTHER ASSETS–(0.65)%		(1,152,480)

TOTAL NET ASSETS–100.00%		$176,198,806

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
February 28, 2013 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

MUNICIPAL BONDS–91.86%

Arizona–2.74%

Phoenix Industrial
Development Authority
5.000%, 06/01/2027	$500,000	$565,915

Pima County Industrial
Development Authority
6.000%, 04/01/2016	50,000	51,321
6.500%, 04/01/2026	200,000	201,476

Tempe Industrial
Development Authority
6.250%, 12/01/2042	200,000	219,436
		1,038,148
California–12.94%

Abag Finance Authority for
Nonprofit Corporations
5.000%, 07/01/2021	250,000	289,163

California Pollution Control
Financing Authority
5.000%, 07/01/2037	500,000	526,225

California School Finance Authority
5.000%, 10/01/2033	750,000	767,160

California Statewide Communities
Development Authority
4.000%, 09/01/2023	305,000	309,444
5.000%, 05/15/2027	250,000	281,555

City of Highland, CA
5.125%, 09/01/2024	125,000	133,000

City of Irvine, CA
4.000%, 09/02/2021	100,000	110,847

City of San Buenaventura, CA
8.000%, 12/01/2026	125,000	164,045

City of Yucaipa, CA
5.000%, 09/01/2026	200,000	212,500

El Dorado Union High School District
0.000%, 12/01/2028	60,000	25,861

Manteca Unified School District
5.000%, 09/01/2024	115,000	134,550

National City Community
Development Commission
5.750%, 08/01/2021	100,000	114,457

Palmdale Community
Redevelopment Agency
0.000%, 12/01/2020	45,000	33,322
0.000%, 12/01/2019	75,000	58,815

Palmdale Elementary School District
0.000%, 08/01/2028	500,000	237,185

Riverside County Public
Financing Authority
4.000%, 05/01/2024	425,000	444,903

San Francisco City & County
Airports Commission-San
Francisco International Airport
5.000%, 05/01/2025	250,000	293,037

Wiseburn School District
5.000%, 08/01/2021	665,000	773,880
		4,909,949
Colorado–3.55%

Colorado Educational &
Cultural Facilities Authority
5.000%, 06/01/2026	200,000	228,394

Colorado Health Facilities Authority
5.125%, 01/01/2030	300,000	323,706

Denver Convention Center
Hotel Authority
5.250%, 12/01/2022	100,000	107,623

E-470 Public Highway Authority
0.000%, 09/01/2023	65,000	43,616
0.000%, 09/01/2020	410,000	324,199
0.000%, 09/01/2023	125,000	83,878
0.000%, 09/01/2020	65,000	51,397
0.000%, 09/01/2022	255,000	182,611
		1,345,424
Connecticut–0.44%

Connecticut State Health &
Educational Facility Authority
5.000%, 07/01/2026	150,000	166,230

District of Columbia–1.25%

District of Columbia
6.250%, 10/01/2032	390,000	474,642

Florida–14.38%

Belle Isle, FL
5.500%, 10/01/2022	500,000	505,540

Citizens Property Insurance Corp.
5.000%, 06/01/2022	500,000	593,455
5.500%, 06/01/2016	30,000	34,199

City of Lakeland, FL
5.000%, 09/01/2042	470,000	511,454

City of North Miami Beach, FL
5.000%, 08/01/2023	130,000	154,925

City of St. Augustine, FL
5.000%, 10/01/2034	250,000	287,907

County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2027	375,000	433,279

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 28, 2013 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

Escambia County Health
Facilities Authority
4.250%, 08/15/2016	$120,000	$129,609
5.125%, 08/15/2020	105,000	122,605
5.500%, 08/15/2024	400,000	465,396
6.000%, 08/15/2036	460,000	534,129

Lee County Industrial
Development Authority
5.000%, 11/01/2025	150,000	171,592

Martin County Health
Facilities Authority
5.000%, 11/15/2028	650,000	720,512

Miromar Lakes Community
Development District
4.875%, 05/01/2022	200,000	200,354

Orange County Health
Facilities Authority
4.000%, 06/01/2022	250,000	270,207

Palace Coral Gables Community
Development District
5.000%, 05/01/2032	100,000	113,504

Venetian Community
Development District
5.000%, 05/01/2023	200,000	210,184
		5,458,851
Georgia–0.38%

City of Atlanta, GA
5.500%, 11/01/2027	35,000	42,680

Main Street Natural Gas, Inc.
5.000%, 03/15/2018	25,000	28,532
5.000%, 03/15/2017	65,000	72,992
		144,204
Guam–1.68%

Guam Power Authority
5.000%, 10/01/2024	400,000	463,960
5.000%, 10/01/2023	150,000	174,661
		638,621
Hawaii–1.52%

Hawaii State Department of
Budget & Finance
5.000%, 11/15/2027	150,000	166,531
5.125%, 11/15/2032	375,000	412,084
		578,615
Illinois–3.61%

Illinois Finance Authority
5.000%, 11/01/2027	120,000	133,231
5.125%, 02/01/2026	150,000	158,037
5.750%, 05/15/2031	150,000	159,143

Railsplitter Tobacco
Settlement Authority
6.000%, 06/01/2028	350,000	419,062

Regional Transportation Authority
6.000%, 06/01/2023	25,000	31,439

Round Lake, IL Lakewood Grove
Special Service Area No. 3
4.700%, 03/01/2033	200,000	205,262

State of Illinois
5.000%, 01/01/2019	20,000	23,068

Village of Franklin Park, IL
6.250%, 07/01/2030	200,000	241,164
		1,370,406
Indiana–2.09%

Indiana Bond Bank
5.250%, 10/15/2020	95,000	110,781

Indiana Finance Authority
5.000%, 03/01/2023	125,000	142,246
5.000%, 05/01/2021	35,000	40,441
5.500%, 11/15/2026	100,000	115,362

Indiana Health & Educational
Facilities Financing Authority
5.500%, 03/01/2037	350,000	382,802
		791,632
Iowa–0.79%

Iowa Higher Education Loan Authority
5.625%, 10/01/2026	150,000	164,796

Iowa Student Loan Liquidity Corp.
5.300%, 12/01/2023	120,000	136,236
		301,032
Kentucky–0.91%

City of Russell, KY
5.000%, 11/01/2022	300,000	345,615

Louisiana–1.51%

Jefferson Parish Hospital Service
District No. 1
5.375%, 01/01/2031	100,000	112,437

Louisiana Local Government
Environmental Facilities &
Community Development
5.000%, 10/01/2020	135,000	160,712
6.500%, 08/01/2029	250,000	299,628
		572,777
Maine–1.66%

Maine Health & Higher Educational
Facilities Authority
5.000%, 07/01/2019	40,000	45,712
6.000%, 07/01/2026	325,000	392,327

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 28, 2013 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

Maine Health & Higher Educational
Facilities Authority (Cont.)
7.500%, 07/01/2032	$150,000	$193,613
		631,652
Michigan–4.28%

City of Detroit MI Sewage Disposal
System Revenue
5.000%, 07/01/2018	250,000	282,955

Kentwood Economic
Development Corp.
5.375%, 11/15/2027	400,000	428,892

Michigan Finance Authority
5.000%, 02/01/2033	500,000	512,885
7.000%, 10/01/2031	250,000	270,550

Star International Academy
5.000%, 03/01/2033	125,000	127,222
		1,622,504
Minnesota–0.43%

St. Paul Housing &
Redevelopment Authority
6.375%, 09/01/2031	150,000	162,936

Missouri–0.82%

St. Louis County Industrial
Development Authority
4.500%, 09/01/2023	140,000	152,876
5.500%, 09/01/2028	150,000	158,341
		311,217
New Hampshire–1.25%

New Hampshire Business
Finance Authority
5.000%, 10/01/2018	200,000	231,600

New Hampshire Health &
Education Facilities Authority
5.300%, 07/01/2017	150,000	150,185
5.600%, 10/01/2022	90,000	91,646
		473,431
New Jersey–4.72%

New Jersey Economic
Development Authority
5.000%, 07/01/2022	500,000	525,835
5.000%, 06/15/2023	250,000	290,220
5.750%, 06/15/2029	100,000	107,039
6.000%, 07/01/2032	150,000	164,334

New Jersey Health Care Facilities
Financing Authority
4.500%, 07/01/2021	20,000	23,233

New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2022	500,000	560,980

New Jersey Transportation Trust
Fund Authority
5.500%, 06/15/2031	100,000	120,313
		1,791,954
New York–2.33%

Suffolk County Economic
Development Corp.
5.000%, 07/01/2028	300,000	337,533

Tompkins County Development Corp.
5.000%, 07/01/2027	500,000	547,230
		884,763
North Carolina–0.47%

North Carolina Capital Facilities
Finance Agency
4.000%, 03/01/2026	175,000	178,043

Ohio–1.48%

County of Hamilton, OH
5.250%, 06/01/2023	100,000	118,922

Southeastern Ohio Port Authority
5.750%, 12/01/2032	400,000	444,044
		562,966
Oklahoma–0.65%

Oklahoma Development
Finance Authority
4.500%, 01/01/2021	240,000	245,710

Oregon–1.66%

Multnomah County Hospital
Facilities Authority
5.000%, 12/01/2029	250,000	279,615

Oregon State Facilities Authority
3.625%, 07/01/2021	150,000	157,645

State of Oregon Housing &
Community Services Department
4.750%, 07/01/2026	75,000	80,879
5.000%, 01/01/2026	100,000	111,486
		629,625
Pennsylvania–5.53%

Clairton Municipal Authority
4.000%, 12/01/2022	400,000	419,400

Delaware County Authority
4.000%, 10/01/2022	300,000	306,924
5.000%, 06/01/2023	200,000	213,992

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 28, 2013 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

Montgomery County Industrial
Development Authority
5.000%, 11/15/2023	$105,000	$124,168

Northampton County Industrial
Development Authority
5.000%, 07/01/2032	275,000	288,134

Pennsylvania Higher Educational
Facilities Authority
4.000%, 10/01/2023	165,000	173,580
4.000%, 10/01/2022	400,000	425,520

Philadelphia Authority for
Industrial Development
5.375%, 06/15/2030	135,000	146,434
		2,098,152
Puerto Rico–0.70%

Puerto Rico Electric Power Authority
5.250%, 07/01/2027	100,000	102,806

Puerto Rico Sales Tax Financing Corp.
5.000%, 08/01/2024	150,000	161,380
		264,186
Tennessee–2.86%

Johnson City Health & Educational
Facilities Board
5.625%, 07/01/2030	280,000	331,417
6.000%, 07/01/2038	260,000	308,854

Metropolitan Government Nashville
& Davidson County Health &
Educational Facilities Board
5.000%, 07/01/2027	335,000	365,468

Tennessee Energy Acquisition Corp.
5.000%, 02/01/2015	30,000	32,094
5.000%, 02/01/2020	40,000	45,895
		1,083,728
Texas–4.83%

City of Houston, TX Airport
System Revenue
5.000%, 07/01/2025	105,000	120,526
6.500%, 07/15/2030	100,000	112,393

Lufkin Health Facilities
Development Corp.
6.000%, 02/15/2024	135,000	151,966

Port Freeport, TX
5.950%, 05/15/2033	100,000	115,748

Texas Municipal Gas Acquisition
& Supply Corp. III
5.000%, 12/15/2032	500,000	541,365
5.000%, 12/15/2027	500,000	553,330

Texas Private Activity Board Surface
Transportation Corp.
7.000%, 06/30/2040	195,000	236,336
		1,831,664
Utah–0.95%

Utah State Charter School
Finance Authority
6.300%, 07/15/2032	335,000	359,958

Vermont–0.28%

Vermont Economic
Development Authority
5.000%, 05/01/2021	100,000	106,967

Virginia–3.26%
Route 460 Funding Corp.
5.125%, 07/01/2049	500,000	546,275

Virginia Small Business
Financing Authority
4.500%, 01/01/2023	135,000	144,543
5.000%, 01/01/2027	250,000	273,353
5.500%, 01/01/2042	250,000	274,637
		1,238,808
Washington–0.71%

Washington Health Care
Facilities Authority
5.000%, 12/01/2032	250,000	269,607

Wisconsin–4.01%

Plateville Redevelopment Authority
5.000%, 07/01/2022	650,000	727,500

Public Finance Authority
6.250%, 12/01/2042	500,000	501,385

Wisconsin Health & Educational
Facilities Authority
5.000%, 08/15/2022	100,000	111,038
5.125%, 08/15/2019	40,000	45,051
5.250%, 08/15/2034	130,000	138,755
		1,523,729
Wyoming–1.19%

Teton County Hospital District
5.000%, 12/01/2021	35,000	41,168
5.500%, 12/01/2027	150,000	175,862

Wyoming Community
Development Authority
6.250%, 07/01/2031	210,000	234,488
		451,518
TOTAL MUNICIPAL BONDS
(COST $33,387,915)		34,859,264

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 28, 2013 (Unaudited)

	SHARES	VALUE

SHORT-TERM INVESTMENTS–8.66%
Fidelity Institutional Money Market
Funds–Tax-Exempt
Portfolio, 0.010% (a)	3,287,210	$3,287,210

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,287,210)		3,287,210

TOTAL INVESTMENTS
(Cost $36,675,125)–100.52%		38,146,474

LIABILITIES IN EXCESS OF
OTHER ASSETS–(0.52)%		(196,366)
TOTAL NET ASSETS–100.00%		$37,950,108

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2013 (Unaudited)

	Performance Trust	Performance Trust
	Total Return	Municipal
	Bond Fund	Bond Fund(1)
Investment Income
Interest income	$2,248,239	$596,471
Total Investment Income	2,248,239	596,471

Expenses
Advisory fees	305,582	59,551
Administration and accounting fees	62,486	57,171
Transfer agent fees and expenses	15,893	17,242
Federal and state registration fees	14,429	14,248
Audit and tax fees	8,949	9,356
Legal fees	7,429	7,887
Custody fees	7,344	2,997
Chief Compliance Officer fees and expenses	5,973	5,973
Trustees’ fees and related expenses	3,053	3,053
Reports to shareholders	1,875	1,753
Distribution fees	—	105
Other expenses	2,697	2,077
Total Expenses	435,710	181,413
Expense recovery or (waivers) by Adviser (Note 4)	47,872	(99,425)
Net Expenses	483,582	81,988

Net Investment Income	1,764,657	514,483

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	455,710	226,190
Change in net unrealized appreciation from investments	2,231,189	431,780
Net Realized and Unrealized Gain (Loss) on Investments	2,686,899	657,970

Net Increase in Net Assets from Operations	$4,451,556	$1,172,453

(1)	The Retail Class shares of the Municipal Bond Fund commenced operations on September 28, 2012.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Total Return Bond Fund

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
From Operations
Net investment income	$1,764,657	$1,463,907
Net realized gain from investments	455,710	500,082
Change in net unrealized appreciation from investments	2,231,189	1,798,494
Net increase in net assets from operations	4,451,556	3,762,483

From Distributions
Net investment income	(2,009,554)	(1,730,414)
Net realized gain on investments	(350,347)	(113,771)
Net decrease in net assets resulting from distributions paid	(2,359,901)	(1,844,185)

From Capital Share Transactions
Proceeds from shares sold	142,488,916	30,197,363
Shares issued in reinvestment of distributions declared	1,334,378	819,691
Cost for shares redeemed	(14,295,582)	(11,539,631)
Net increase in net assets from capital share transactions	129,527,712	19,477,423

Total Increase in Net Assets	131,619,367	21,395,721

Net Assets
Beginning of period	44,579,439	23,183,718
End of period	$176,198,806	$44,579,439

Accumulated Undistributed Net Investment Income (Loss)	$(241,374)	$3,523

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Six Months Ended
	February 28, 2013(1)	Year Ended
	(Unaudited)	August 31, 2012
From Operations
Net investment income	$514,483	$383,307
Net realized gain (loss) from:
Investments	226,190	255,256
Short transactions	—	(201)
Change in net unrealized appreciation from investments	431,780	1,007,094
Net increase in net assets from operations	1,172,453	1,645,456

From Distributions
Net investment income – Institutional Class	(499,748)	(381,196)
Net investment income – Retail Class	(1,280)	—
Net realized gain on investments – Institutional Class	(317,794)	(14,915)
Net realized gain on investments – Retail Class	(927)	—
Net decrease in net assets resulting from distributions paid	(819,749)	(396,111)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	23,646,165	16,792,987
Proceeds from shares sold – Retail Class	100,000	—
Shares issued in reinvestment of distributions declared – Institutional Class	615,549	343,839
Shares issued in reinvestment of distributions declared – Retail Class	2,207	—
Cost for shares redeemed – Institutional Class	(7,609,008)	(2,381,827)
Net increase in net assets from capital share transactions	16,754,913	14,754,999

Total Increase in Net Assets	17,107,617	16,004,344

Net Assets
Beginning of period	20,842,491	4,838,147
End of period	$37,950,108	$20,842,491

Accumulated Undistributed Net Investment Income	$15,504	$2,049

(1)	The Retail Class shares commenced operations on September 28, 2012.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended
	February 28, 2013	Year Ended	Year Ended
	(Unaudited)	August 31, 2012	August 31, 2011
Net Asset Value, Beginning of Period	$22.39	$21.14	$20.00

Income from investment operations:
Net investment income(1)	0.39	1.05	0.95
Net realized and unrealized gain on investments	0.79	1.52	0.91
Total from investment operations	1.18	2.57	1.86

Less distributions paid:
From net investment income	(0.42)	(1.23)	(0.71)
From net realized gain on investments	(0.07)	(0.09)	(0.01)
Total distributions paid	(0.49)	(1.32)	(0.72)

Net Asset Value, End of Period	$23.08	$22.39	$21.14

Total Return(2)	5.31%	12.61%	9.36%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$176,199	$44,579	$23,184

Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupment(3)	0.86%	1.34%	1.65%
After waiver, expense reimbursement and recoupment(3)	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupment(3)	3.57%	4.47%	3.80%
After waiver, expense reimbursement and recoupment(3)	3.48%	4.86%	4.50%

Portfolio turnover rate(2)	15.44%	52.42%	77.86%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended
	February 28, 2013	Year Ended	Period Ended
	(Unaudited)	August 31, 2012	August 31, 2011(1)
Institutional Class Shares

Net Asset Value, Beginning of Period	$22.81	$20.18	$20.00

Income from investment operations:
Net investment income(2)	0.40	0.79	0.05
Net realized and unrealized gain on investments	0.59	2.64	0.17
Total from investment operations	0.99	3.43	0.22

Less distributions paid:
From net investment income	(0.37)	(0.76)	(0.04)
From net realized gain on investments	(0.21)	(0.04)	—
Total distributions paid	(0.58)	(0.80)	(0.04)

Net Asset Value, End of Period	$23.22	$22.81	$20.18

Total Return(3)	4.34%	17.38%	1.06%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$37,847	$20,842	$4,838

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	1.22%	2.29%	7.66%
After waiver and expense reimbursement(4)	0.55%	0.55%	0.55%

Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	2.79%	1.86%	(5.69)%
After waiver and expense reimbursement(4)	3.46%	3.60%	1.42%

Portfolio turnover rate(3)	46.80%	131.34%	15.43%

(1)	Institutional Class shares commenced operations on June 30, 2011.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period

Period Ended
February 28, 2013(1)
(Unaudited)
Retail Class Shares

Net Asset Value, Beginning of Period	$22.96

Income from investment operations:
Net investment income(2)	0.30
Net realized and unrealized gain on investments	0.46
Total from investment operations	0.76

Less distributions paid:
From net investment income	(0.29)
From net realized gain on investments	(0.21)
Total distributions paid	(0.50)

Net Asset Value, End of Period	$23.22

Total Return(3)	3.35%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$103

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	1.47%
After waiver and expense reimbursement(4)	0.80%

Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	2.50%
After waiver and expense reimbursement(4)	3.17%

Portfolio turnover rate(3)	46.80%

(1)   The Retail Class shares commenced operations on September 28, 2012.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
February 28, 2013 (Unaudited)

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Total Return Bond Fund (the “Total Return Bond Fund”) and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Total Return Bond Fund is to purchase undervalued fixed income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Total Return Bond Fund became effective on August 31, 2010 and commenced investment operations on September 1, 2010. The Municipal Bond Fund became effective on June 29, 2011 and commenced operations on June 30, 2011 and September 28, 2012 for the Institutional and Retail Class shares, respectively. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by Performance Trust Investment Advisors, LLC (the “Adviser”), the Funds’ investment adviser.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

U.S. government securities valued by a pricing service (a “Pricing Service”) are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Securities are valued principally using prices furnished by a Pricing Service. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Asset-backed and mortgage-backed securities are priced by a Pricing Service. The fair value of the securities is estimated using various valuation techniques including models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as the security and the creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuances are considered in developing the fair value estimate. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Municipal bonds are priced by a Pricing Service. The fair value of municipal bonds is generally evaluated in a manner similar to asset backed securities. A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity. Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value. The extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

Other debt securities, excluding short-term, instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized over the expected life of the respective securities using the interest method.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
February 28, 2013 (Unaudited)

significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

»	Level 1: Quoted prices in active markets for identical securities.
»	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
»	Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2013:

PERFORMANCE TRUST TOTAL RETURN BOND FUND

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed
Securities	$—	$10,386,913	$—	$10,386,913
Mortgage
Backed Securities	—	85,360,508	—	85,360,508
Municipal Bonds	—	62,835,492	—	62,835,492
Total Fixed
Income	—	158,582,913	—	158,582,913
Short-Term
Investments	18,768,373	—	—	18,768,373
Total Investments
in Securities	$18,768,373	$158,582,913	$—	$177,351,286

PERFORMANCE TRUST MUNICIPAL BOND FUND

	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal Bonds	$—	$34,859,264	$—	$34,859,264
Total Fixed Income	—	34,859,264	—	34,859,264
Short-Term
Investments	3,287,210	—	—	3,287,210
Total Investments
in Securities	$3,287,210	$34,859,264	$—	$38,146,474

During the six months ended February 28, 2013, there were no transfers between Levels for the Funds. The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.  It is the Funds’ policy to record transfers between levels as of the end of the reporting period. The Funds did not hold any financial derivative instruments during the six months ended February 28, 2013.

b.Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of February 28, 2013, the Funds did not have any open short positions and accordingly did not have any collateral.

c.Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the six months ended February 28, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the six months ended February 28, 2013, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

d.Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
February 28, 2013 (Unaudited)

f.	Share Valuation

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

g.	Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the basis of identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Any discount or premium is accreted or amortized over the expected life of the respective securities using the interest method.

3.Federal Tax Matters
The tax character of distributions paid during the periods ended August 31, 2012 and August 31, 2011 was as follows:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2012	AUGUST 31, 2011
Ordinary Income	$1,829,374	$684,473
Tax-Exempt Income	—	—
Long-Term Capital Gain	14,811	—

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	PERIOD ENDED
	AUGUST 31, 2012	AUGUST 31, 2011
Ordinary Income	$16,127	$30
Tax-Exempt Income	379,984	9,900
Long-Term Capital Gain	—	—

As of August 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
Cost basis of investments for federal
income tax purposes	$42,230,811
Gross tax unrealized appreciation	$2,379,724
Gross tax unrealized depreciation	(70,371)
Net tax unrealized appreciation	2,309,353
Undistributed ordinary income	51,280
Undistributed long-term capital gain	254,372
Total distributable earnings	305,652
Other accumulated losses	—
Total accumulated earnings	$2,615,005

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$20,614,208
Gross tax unrealized appreciation	$1,039,569
Gross tax unrealized depreciation	—
Net tax unrealized appreciation	1,039,569
Undistributed ordinary income	244,051
Undistributed long-term capital gain	—
Total distributable earnings	244,051
Other accumulated losses	—
Total accumulated earnings	$1,283,620

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2012, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
Accumulated Undistributed
Net Investment
Income/(Loss)	$108,389	—
Accumulated Undistributed
Net Realized
Gain/(Loss)	$(108,389)	—

On September 27, 2012, distributions from ordinary income of $54,195 and $146,192 for the Municipal Bond Fund and Total Return Bond Fund, respectively, were declared and paid by the Funds to shareholders of record on September 26, 2012.

4.Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Total Return Bond Fund and 0.40% for the Municipal Bond Fund of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through December 29, 2013 and June 29, 2014 for the Total Return Bond Fund and the Municipal Bond Fund, respectively, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 0.95%, 0.55% and 0.80% (the “Expense Limitation Cap”) of the Funds’ average daily net assets for the Total Return Bond Fund and Municipal Bond Fund – Institutional and Retail Class, respectively.  For the six months ended February 28, 2013, expenses of $5,140 for the Total Return Bond Fund, $99,144 for the Municipal Bond Fund – Institutional Class, and $281 for the Municipal Bond Fund – Retail Class were waived or reimbursed by the Adviser. Any

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
February 28, 2013 (Unaudited)

such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.  During the six months ended February 28, 2013, previously waived expenses of $53,012 for the Total Return Bond Fund were recouped by the Adviser.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2014	$75,740	$49,426
August 31, 2015	$116,568	$185,390
February 29, 2016	$5,140	$122,909

5.Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  For the six months ended February 28, 2013, administration and accounting fees of $62,486 and $57,171 were incurred for the Total Return Bond Fund and Municipal Bond Fund, respectively.  At February 28, 2013, USBFS was owed fees of $19,943 and $13,482 from the Total Return Bond Fund and Municipal Bond Fund, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  For the six months ended February 28, 2013, the Total Return Bond Fund incurred $15,893, and $7,344 in transfer agency and custody fees, respectively.  For the six months ended February 28, 2013, the Municipal Bond Fund incurred $17,242, and $2,997 in transfer agency and custody fees, respectively.  At February 28, 2013, the Total Return Bond Fund owed $1,164, and $3,180 for transfer agency and custody fees, respectively.  At February 28, 2013, the Municipal Bond Fund owed $990, and $886 for transfer agency and custody fees, respectively.

The Funds also have a line of credit with US Bank (seeNote 9).

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended February 28, 2013, the Total Return Bond Fund and Municipal Bond Fund were allocated $5,973 and $5,973, respectively, of the Trust’s Chief Compliance Officer fees.  At February 28, 2013, fees of $1,974 and $1,973 were owed for the Chief Compliance Officer’s services by the Total Return Bond Fund and Municipal Bond Fund, respectively.

6.Capital Share Transactions
Transactions in shares of the Funds were as follows:

TOTAL RETURN BOND FUND
	SIX MONTHS ENDED	YEAR ENDED
	FEBRUARY 28, 2013	AUGUST 31, 2012
Shares Sold	6,218,808	1,388,315
Shares Reinvested	58,112	38,115
Shares Redeemed	(610,055)	(532,104)
Net Increase	5,642,710	894,326

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS
	SIX MONTHS ENDED	YEAR ENDED
	FEBRUARY 28, 2013	AUGUST 31, 2012
Shares Sold	1,017,384	768,995
Shares Reinvested	26,638	15,808
Shares Redeemed	(327,734)	(110,917)
Net Increase	716,288	673,886

MUNICIPAL BOND FUND – RETAIL CLASS
SIX MONTHS ENDED
FEBRUARY 28, 2013(1)
Shares Sold	4,355
Shares Reinvested	96
Shares Redeemed	—
Net Increase	4,451

(1)	Retail Class shares commenced operations on September 28, 2012.

7.Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended February 28, 2013, are summarized below.

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$1,243,055	—
Other	127,195,841	96,443,142
Sales
U.S. Government	$—	—
Other	14,093,420	81,251,996

8.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the fund creates a presumption of control of a Fund, under Section 2(a)(9) of the 1940 Act. As of February 28, 2013, neither Fund had shareholders who owned more than 25% of the shares outstanding.

9.Line of Credit

At February 28, 2013, the Total Return Bond Fund and Municipal Bond Fund each had a line of credit in the amount of $5,000,000 and $1,500,000, respectively, maturing August 15, 2013.  These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime 3.25% rate (as of February 28, 2013). The credit facility is with US Bank, the Funds’ custodian.  During the six months ended February 28, 2013, neither Fund utilized the line of credit.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»	information we receive about you on applications or other forms;

»	information you give us orally; and

»	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

EXPENSE EXAMPLE
Six Months Ended February 28, 2013 (Unaudited)

As a shareholder of the Funds, you incur (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Municipal Bond Fund – Retail Class only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses
The first line of the table below for each Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $2.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged to the Funds, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds.

			EXPENSES PAID
			DURING PERIOD
PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	SEPTEMBER 1, 2012 –
TOTAL RETURN BOND FUND	SEPTEMBER 1, 2012	FEBRUARY 28, 2013	FEBRUARY 28, 2013*
Actual	$1,000	$1,053.10	$4.84
Hypothetical
(5% annual return before expenses)	$1,000	$1,020.08	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	SEPTEMBER 1, 2012 –
INSTITUTIONAL CLASS	SEPTEMBER 1, 2012	FEBRUARY 28, 2013	FEBRUARY 28, 2013*
Actual	$1,000	$1,043.40	$2.79
Hypothetical
(5% annual return before expenses)	$1,000	$1,022.07	$2.76

*	Expenses are equal to the Fund’s annualized expense ratio of .55%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	SEPTEMBER 28, 2012 –
RETAIL CLASS	SEPTEMBER 1, 2012	FEBRUARY 28, 2013	FEBRUARY 28, 2013*
Actual	$1,000	$1,033.50	$3.37
Hypothetical
(5% annual return before expenses)	$1,000	$1,017.38	$3.34

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 151/365 to reflect the period since inception.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

ADDITIONAL INFORMATION
(Unaudited)

Tax Information
For the year ended August 31, 2012, taxable ordinary income distributions are designed as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Total Return Bond Fund	5.40%
Municipal Bond Fund	3.76%

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available of the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file their complete schedule of portfolio holding with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1 (202) 551-8090 (direct) or 1 (800) SEC-0330 (general SEC number).

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)PAGE

INDEPENDENT TRUSTEES
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Dr. Michael D.	Trustee	Indefinite Term;	Professor and Chair,	26	Independent
Akers		Since August	Department of Accounting,		Trustee, USA
615 E. Michigan St.		22, 2001	Marquette University		MUTUALS
Milwaukee, WI			(2004–present).		(an open-end
53202					investment
Age: 57					company with
two portfolios).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/	26	Independent
615 E. Michigan St.		Since August	Midwest Airlines,		Trustee, USA
Milwaukee, WI		22, 2001	Inc. (airline company)		MUTUALS
53202			(1985-present).		(an open-end
Age: 56					investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	Managing Director,	26	Independent
615 E. Michigan St.		Since October	Chief Administrative		Trustee, Gottex
Milwaukee, WI		23, 2009	Officer (“CAO”) and		Multi-Asset
53202			Chief Compliance		Endowment
Age: 69			Officer (“CCO”),		fund complex
			Granite Capital		(three closed-end
			International Group,		investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994-2011); Vice		Trustee,
			President, Secretary,		Gottex Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		fund complex
			Trust (an open-end		(three closed-end
			investment		investment
			company) (1997–		companies);
			2007); President,		Independent
			CAO and CCO,		Manager,
			Granum Securities,		Ramius IDF fund
			LLC (a broker-dealer)		complex (two
			(1997–2007).		closed-end
investment
companies).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Joseph C.	Chairperson	Indefinite Term;	Executive Vice	26	Trustee, Buffalo
Neuberger(1)	and Trustee	Since August	President, U.S.		Funds (an
615 E. Michigan St.		22, 2001	Bancorp Fund		open-end
Milwaukee, WI			Services, LLC		investment
53202			(1994–present).		company with
Age: 50					ten portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company with
two portfolios).

John P. Buckel	President,	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	and Principal	Since January	Administrator, U.S.
Milwaukee, WI	Executive	24, 2013	Bancorp Fund
53202	Officer		Services, LLC
Age: 55			(2004-present).

Robert M. Slotky	Chief	Indefinite Term;	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Since January	President, U.S.
Milwaukee, WI	Officer and	26, 2011	Bancorp Fund
53202	Anti-Money		Services, LLC
Age: 65	Laundering		(2001–present).
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI		November 15,	Services, LLC
53202		2005	(2004–present).
Age: 33

Jennifer A. Lima	Vice President,	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since January	Administrator, U.S.
Milwaukee, WI	and Principal	24, 2013	Bancorp Fund
53202	Financial and		Services, LLC
Age: 39	Accounting		(2002–present).
Officer

Jesse J. Schmitting	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since July 21,	Administrator, U.S.
Milwaukee, WI		2011	Bancorp Fund
53202			Services, LLC
Age: 30			(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

Investment Adviser
Performance Trust Investment Advisors, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
info@PTIAfunds.com
www.PTIAfunds.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

 Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    May 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    May 2, 2013

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    May 2, 2013

* Print the name and title of each signing officer under his or her signature.